Exhibit 99.1

NASDAQ: HBIO Harvard Bioscience Investor Overview August 202 6

Forward-Looking Statements & Non-GAAP Financial Information

Forward Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "may," "will," "expect," "plan," "anticipate," "estimate," "intend" and similar expressions or statements that do not relate to historical matters. Forward-looking statements include, but are not limited to, information concerning expected future financial and operational performance including revenues, gross margins, adjusted EBITDA and EBITDA margin, cash and debt position, growth and the introduction of new products, and the strength of the Company's market position and business model and anticipated macroeconomic conditions. Forward-looking statements are not guarantees of future performance and involve known and unknown uncertainties, risks, assumptions, and contingencies, many of which are outside the Company's control. Risks and other factors that could cause the Company's actual results to differ materially from those described its forward-looking statements include those described in the "Risk Factors" section of the Company's most recently filed Annual Report on Form 10-K as well as in the Company's other filings with the Securities and Exchange Commission. Forward-looking statements are based on the Company's expectations and assumptions as of the date of this document. Except as required by law, the Company assumes no obligation to update forward-looking statements to reflect any change in expectations, even as new information becomes available.

Use of Non-GAAP Financial Information

This document contains non-GAAP financial information, including one or more of adjusted operating income (loss), adjusted operating margin, adjusted net income (loss), adjusted EBITDA, adjusted EBITDA margin, diluted adjusted earnings (loss) per share, and net debt. We believe that this non-GAAP financial information provides investors with an enhanced understanding of the underlying operations of our business. For the periods presented, these non-GAAP financial measures have excluded certain expenses and income resulting from items that we do not believe are representative of the underlying operations of the business. Items excluded include stock-based compensation, amortization of intangibles related to acquisitions, restructuring charges, other operating expenses, goodwill impairment, interest and other expenses, net, income taxes, and the tax impact of reconciling items. Management believes that this non-GAAP financial information is important in comparing current results with prior period results and is useful to investors and financial analysts in assessing the Company's operating performance.

Historical non-GAAP financial information included herein is accompanied by a reconciliation to the nearest corresponding GAAP measure, which is included below. In addition, the forward-looking Adjusted gross margin and Adjusted EBITDA guidance for the third quarter of 2026 and full-year 2026 excludes potential charges or gains that may be recorded during the fiscal year, including among other things, restructuring and reorganization expenses, and non-GAAP restructuring related expenses. The Company has not attempted to provide reconciliations of such forward-looking non-GAAP earnings guidance to the comparable GAAP measure, as permitted by Item 10(e)(1)(i)(B) of Regulation S-K, because the impact and timing of these potential charges or gains is inherently uncertain and difficult to predict and is unavailable without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision and certainty that could be misleading to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance.

With respect to non-GAAP forward-looking measures, we provide an outlook for adjusted EBITDA margin. Many of the items that we exclude from this forward-looking measure calculation may not be subject to the control of or may not be reliably predicted by management. These items could cause our non-GAAP forward looking measures to vary materially from measures reported under GAAP.

The non-GAAP financial information provided in this document should be considered in addition to, not as a substitute for, the financial information provided and presented in accordance with GAAP and may be different than other companies' non-GAAP financial information.

HBio

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“Accelerating drug development through human - relevant translational tools” Vision 3

Harvard Bioscience By The Numbers $ 87 M Revenue FY25 58 % Adj. Gross Margin * FY25 $ 8M Adj . EBITDA * FY25 5 4 % R ecurring R evenue (path to 60%+) #1 or #2 in 7 of 10 product lines 10,000+ C ustomers Harvard Bioscience builds tools that power translational research across drug discovery & preclinical development Guiding 3 - 5% growth in FY26 Guiding 57 - 59% in FY26 Guiding 6 - 10% growth in FY26 4 FY25 revenue more than 1.5x company enterprise value* *Enterprise value as of 3/13/26 * Non - GAAP measure, see Slides 28 - 31 for reconciliation to GAAP financial measures

Recent Actions

✓ **New Executive Leadership:** Appointed John Duke CEO effective July 2025 & made Mark Frost permanent CFO in March of 2026

✓ **Expanded Board of Directors:** Appointed Rob Gagnon & Seth Benson effective July 2025, Stephen DeNelsky effective September 2025, BroadOak Partner Bill Snider effective December 2025

✓ **Focused Strategic Direction:** Announced focus on Translational Science products in February 2026

✓ **Debt Refinancing:** Extended debt maturity to 2029, reduced annual debt service generating $3 million in annual cash savings, & enhanced financial flexibility to support long term growth objectives & BroadOak made $7.5M investment in convertible notes

✓ **Strategic Consolidation:** Streamlining production footprint & improving manufacturing efficiency through phased closure of Holliston, MA plant – expected to deliver approximately $3 million of adjusted EBITDA improvement in 2027 and $4 million of improvement beginning in 2028

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Debt Refinancing: $40M Deal Structure

Term Loan	Amount	Interest Rate	Maturity	Amortization	Prepayment Penalty	Exit Fee	Conversions	BroadOak
A	$10M	Per annum rate: greater of (i) 12.80% (first 2 years), then 12.50%; (ii) or prime rate + 5.25%	**December 2029** Maturity may extend one year if adjusted EBITDA milestone is achieved	Commencing December 31, 2027, the Company is required to make quarterly principal amortization payments The Amortization Date may be extended by one year if adjusted EBITDA milestone is achieved	Year 1: 3.00% Year 2: 2.00% Year 3: 1.00% Year 4+: 0% No prepayment premium on Term A Loan prepaid before March 31, 2027	10.00% exit fee on all prepaid or repaid amounts (including at maturity) **Can be reduced by 50% on Term Loan A if Asset Based Loan (ABL) completed**	Can be converted to ABL providing lower interest rate, more flexibility, and reduction of Exit fee	**BroadOak received warrants for 200K shares at $5.00/share** Right to nominate one board member while loans remain outstanding (BroadOak partner Bill Snider nominated)
B	$22.5M						N/A	
C	$7.5M			N/A	Term C Loan may not be prepaid, except in the event of a repayment in full of all of the Term Loans or a change of control of the Company, in which case the Lenders may elect whether to convert their Term C Loans into Common Stock or to be repaid in full in cash.	No exit fee on Term C Loan that converts into Common Stock	**Converts to common stock at $10.00/share (Jan 2, 2026 – maturity)** **Auto-converts if share price exceeds $15.00 for 30 consecutive trading days**	

Reduced annual debt service generating $3 million in annual cash savings

HBio

Note: Shares & share price adjusted to account for reverse split

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7 Project Viking: Strategic Manufacturing Consolidation Announced in Q1 2026 Expected completion in Q1 2027 $3M of cost savings directly contributing to Adj. EBITDA for FY 2027 $4M of cost savings directly contributing to Adj. EBITDA for FY 2028 and beyond ▪ Consolidating Holliston, MA manufacturing site over a 15 - month period, with expected completion by the end of 1Q27. ▪ All U.S. production will be based in Minneapolis, MN. ▪ Certain products will be consolidated to facilities in Germany, Sweden, and the U.K., to align specific product lines with their designated center of excellence. ▪ The Company is building surplus inventory to ensure no customer disruption. RELOCATION DETAILS

Investment Highlights: Strong Foundation Poised for Growth Market Leadership with Structural Tailwinds #1 preclinical telemetry franchise for 35+ years, & early organoid leadership Blue - Chip Customer Base Selling to diverse, blue - chip customer base on a global scale Recurring Revenue, High Margins & Positive Cash Flow Software, consumables, installed base drive visibility & margin expansion on products with high barrier to entry, generating increased cash for the Company Differentiated New Product Innovation (NPI) Pipeline MeshMEA , SoHo , Incub8 extend leadership into high - growth adjacencies New Management & BoD Refocused management team with deep experience supported by technically deep employee base & refreshed board of directors Strengthened Balance Sheet & Streamlined Operations Refinancing & manufacturing consolidation unlock operating leverage 8

Key Strategic Pillars: The New Harvard Bioscience Historically known as life sciences tools company, becoming pure play Translational Science Tools company Positioning Company For Long - Term Growth Integrate in vivo telemetry with in vitro organoid platforms Scale High - Margin Innovation Advance differentiated NPI in telemetry, electrophysiology, & organoids Expand Recurring Revenue Mix Grow consumables, software, & services attached to installed base Operate with Discipline Use preclinical cash flows to fund R&D, margin expansion, & bolt - ons Lead the Translational Bridge 9

An Evolving Translational Science Market

Regulatory, scientific, & economic shift in drug development

- **Regulators usher in new tools**: FDA, EMA, & other global regulators are actively pushing the adoption of New Approach Methodologies (NAMs)
  - NAMs are human relevant technologies geared to reduce failure rates in drug discovery – currently, over 90% of drugs that pass animal trials fail in human trials
- **Scientific tailwinds**: NAMs have demonstrated a technical improvement in modeling biologic outcomes
  - The FDA is encouraging submission of NAMs data, in addition to animal data, for new drug applications, which creates an additional market for our products
- **Innovation continues**: Next-gen organoid & 3D systems rapidly advance

HBIO is uniquely positioned to lead during this transition

- **Decades-long pre-clinical tools leadership**: deep industry relationships with biopharma, CROs, regulators, & research institutions
- **Workflow coverage**: Products span across the translational science space from foundational tools to the latest NAM technologies (MeshMEA™)
- **Installed advantage**: Millions of products sold to thousands of customers around the globe & across the drug development ecosystem

$10B+

Translational Tools Market

HBio

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Global Footprint & Distribution – Built to Scale Efficiently

A global operating platform with embedded growth leverage

- Strong commercial organization with 45 highly technical, deeply knowledgeable direct sales representatives
- Considerable manufacturing flexibility across five facilities adequately covers NA, EMEA, & Asia
- JD Edwards ERP system consolidation (completed in 2024) improved sales & operations planning
- Streamlining production footprint & improving manufacturing efficiency through phased closure of Holliston, MA plant



BIOPRODUCTION
Cambridge, UK
PRECLINICAL SYSTEMS
Minneapolis
CELLULAR & MOLECULAR
Boston
CELLULAR & MOLECULAR
Stuttgart, Germany
Core Operating Site
Sales Office / Small Centers of Excellence

*Headcount is approximate.

	12-31-24	12-31-25
Employees*	354	339
Product Lines	10	10
Sites	8	8

Note: Headquarters moving to Minneapolis in 1Q27; Additional manufacturing sites in Sweden, Barcelona, and Freiburg

HBio
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Blue-Chip Customers Across Multiple Revenue Streams

ACADEMIC RESEARCH
50% of 2025 Revenue

Who: MGH, Mayo Clinic, Duke University, University of Oxford, University of Cambridge, Vanderbilt, UCSF University of California San Francisco, CDC Centers for Disease Control and Prevention

What:
- Scientific Research labs primarily government & grant funded
- Early discovery of new novel drugs & compounds for therapies & vaccines
- Advanced cellular testing & gene editing

Why: Breakthrough technologies & applications drive innovation

BIOTECH, PHARMACEUTICAL
28% of 2025 Revenue

Who: AstraZeneca, Regeneron, gsk, Pfizer, Bayer, Merck, Lilly, abbvie, Novartis, Sanofi

What:
- Perform early discovery & then transition from discovery through preclinical regulatory & on to production
- Leverage discoveries from academics & biotech's
- Bridge to bio-production

Why: Reduced development cycle time drives BioPharma revenue growth

CONTRACT RESEARCH ORGANIZATIONS
22% of 2025 Revenue

Who: charles river, labcorp, Medicilon 美迪西生物医药, WuXi AppTec, Altasciences, inotiv, Battelle

What:
- Preclinical studies to determine safety & efficacy of new pharmaceuticals
- Pharmaceutical companies are outsourcing significant preclinical activities to CROs

Why: Reduced test cycle-time drives CROs revenue growth

HBio

Note: Logos reflects subset of blue-chip recurring customers.

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CHANNEL REVENUE MIX 2025 REVENUE BY SALES CHANNEL Direct Sales 6 1 % Distributors 3 9 % EMEA 38 % APAC 20 % SALES FORCE GEOGRAPHY 2025 SALES REPS BY REGION Direct Sales Force Complemented by Key Distributors for Global Reach ▪ Effective direct sales channel supported by 45 highly technical, deeply knowledgeable direct sales representatives ▪ Global reach with strategic geographic mix based on sales & distribution footprint ▪ Signed Fisher North America agreement in August 2025, which increases customer access ▪ Working to sign similar agreement with another distributor in 2026, which would expand reach into large pharma AMERICAS 42% 13

▪ Leading provider of products across the drug development cycle, spanning research & discovery, bioproduction & preclinical testing ▪ Diversified offerings that span the gamut of preclinical workflows & applications ▪ Top - tier market positions across the majority of product lines Research & Discovery Preclinical Safety & Toxicology CELLULAR TESTINGS COMPOUND CREATION CLINICAL SMALL MODEL SAFETY/TOXICOLOGY LARGE / NHP MODEL SAFETY/TOX ICOLOGY Bio - Production Regulatory Report Low Yield ORGANOIDS LARGE POPULATION Drug Discovery Life Cycle & Where We Fit In Preclinical Systems Products Cellular & Molecular Technology (CMT) Products Amino Acid Analyzers Broad Portfolio Serves as One Stop Shop for Customers 14

Industry’s first platform for long - term functional recording inside living organoids ▪ Enables continuous neuro & cardiac data over weeks to months Earlier safety & efficacy insights versus traditional animal models ▪ Improves compound selection while reducing development time & cost Integrated hardware, consumables, & advanced analysis software ▪ Creates high switching costs & expanding recurring revenue streams MCS Software Platform MeshMEA TM MEA2100 Mini System Organoids & MeshMEA : Powering Shift to Human - Relevant Discovery FIRST & DIFFERENTIATED FASTER & MORE PREDICTIVE RECURRING & HIGH - MARGIN Incub8 TM System 15

NPI Pipeline Provides High Growth Opportunities

STRENGTHEN THE BASE: MARKET LEADERSHIP & PROFITABLE GROWTH

PRECLINICAL   CMT

- Ponemah™ Enterprise Data Acquisition/Analysis GLP
- Introduced 2nd release of SoHo shared housing implantable telemetry system to extend leadership in wireless telemetry



- Introduced VivaMARS™ high-volume GLP behavioral system



- Well established cellular/molecular/inhalation-respiration technologies for research/discovery
- Recurring revenue streams from consumables, software & services

HIGH-GROWTH PLATFORMS: FROM INVESTMENT TO IMPACT

Bio-Production

CMT

- BTX® electroporation / electrofusion system



- Supports latest applications in cell & gene editing, cell & gene therapy (CGT)



- Introduced BTX & Amino Acid Analysis for bioproduction



In-Vitro Organoid Apps

CMT - ORGANOIDS

- Introduced breakthrough MeshMEA™ organoid platform



- Leverages leadership position in advanced electrophysiology with Incub8™ platform
- Adapts leading MEA technology to emerging organoid applications in neuro & cardiac safety toxicology

HBio 16

▪ 54% recurring revenue in 2025 ▪ Clear path to 60% recurring revenue ▪ Focusing NPI on resources & investments on higher - margin consumables service & software 46% 54% ▪ Improvement d riven by cost reductions to date ▪ Maintaining cost discipline & operational efficiency going forward ▪ Differentiated & innovative high - margin platforms such as SoHo telemetry, & proprietary MeshMEA & Incub8 platforms 46% non - recurring equipment revenue 54 % recurring consumables, software & services revenue Note: represents full year 2025 revenue mix ▪ Cash generation driven by operational improvements ▪ Manufacturing consolidation expected to unlock additional efficiencies ▪ Additional cash will provide opportunity to invest in innovation Recurring Revenue High Gross Margin Positive Cash Flow Recurring Revenue, Strong Margins & Cash Generation 17

$ Million except per share data * Non - GAAP measure, see Slides 28 - 31 for reconciliation to GAAP financial measures 2Q26 Financial Metrics (GAAP except where noted) $11.5 $12.6 $1.5 $1.7 18 GAAP ADJUSTED

REVENUE ADJ. EBITDA * ADJ. GROSS MARGIN * 3Q26 Revenue between $21.0M - $22.6M FY26 Revenue growth between 3% - 5% (Raised from 2% – 4%) 3Q26 GM between 56% - 58% FY26 GM between 57% - 59% (Updated from 58% - 60%) 3Q26 Adj. EBITDA between $1.5M - $2.5M FY26 Adj. EBITDA growth between 6% - 10% (Maintained at 6% - 10%) Outlook 19 * Non - GAAP measure, see Slides 28 - 31 for reconciliation to GAAP financial measures

Investment Highlights: Strong Foundation Poised for Growth Market Leadership with Structural Tailwinds #1 preclinical telemetry franchise for 35+ years, & early organoid leadership Blue - Chip Customer Base Selling to diverse, blue - chip customer base on a global scale Recurring Revenue, High Margins & Positive Cash Flow Software, consumables, installed base drive visibility & margin expansion on products with high barrier to entry, generating increased cash for the Company Differentiated New Product Innovation (NPI) Pipeline MeshMEA , SoHo , Incub8 extend leadership into high - growth adjacencies New Management & BoD Refocused management team with deep experience supported by technically deep employee base & refreshed board of directors Strengthened Balance Sheet & Streamlined Operations Refinancing & manufacturing consolidation unlock operating leverage 20

21 Appendix 21

Leading Reputation , with Multiple Competitive Advantages A differentiated platform with durable market leadership 22 Breadth Across the Translational Workflow ▪ Only provider spanning in vivo telemetry & in vitro organoid platforms ▪ Enables standardized data & cross - selling across development stages Creates durable market leadership, strong pricing power, & long - term revenue visibility First - Mover & Technology Leadership ▪ Category - defining MeshMEA & decades of electrophysiology expertise ▪ Continuous innovation extending leadership into high - growth markets Sticky Installed Base & Recurring Revenue ▪ Mission - critical software embedded in regulated customer workflows ▪ High switching costs with growing consumables & service revenue Robust Data & Brand Equity ▪ Proprietary platforms validated in CRO & pharma environments ▪ Long - standing relationships & strong scientific reputation

23 2Q26 Revenue Breakdown % Var 2Q25 2Q26 HBIO Revenue Americas increase due to growth in CRO’s telemetry business 13% $10.1M $11.4M Americas EMEA growth due to CRO, pharma & distributors. EMEA up 1.5% on a constant currency basis 3% $6.6M $6.8M EMEA APAC increase primarily driven by growth in BTX electroporation and respiratory 24% 29% $3.7M $2.4M $4.6M $3.1M APAC China HBIO Total up 10% on a constant currency basis 11% $20.5M $22.7M HBIO Total

Diversified Platform Powering the Full Translational Workflow

Two complementary engines covering critical stages of drug discovery through preclinical development while driving cash flow today & growth tomorrow

Preclinical Systems

Market Leadership & Cash Generation

- ✓ Global leader in implantable & external telemetry for safety pharmacology & toxicology
- ✓ Mission-critical data acquisition & regulatory-ready software platforms
- ✓ High recurring revenue from software, consumables, & long-term customer relationships
- ✓ Cash flow foundation funding innovation & expansion across the portfolio



54%
46%

~$47M FY25A Rev.

~$40M FY25A Rev.

Cellular & Molecular Technology (CMT)

Innovation & High-Growth Applications

- ✓ Positioned at the center of NAM adoption & human-relevant research models
- ✓ Leading electrophysiology platforms supporting discovery, translational, & organoid research
- ✓ First-of-its-kind MeshMEA™ system enabling long-term organoid data acquisition
- ✓ Expanding into gene editing, bioproduction, & next-generation in vitro workflows

HBio
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Pre-Clinical Systems Products

Inhalation / Respiratory



Collects basic respiratory endpoints & performs lung function analysis

VivaMARS™ Neuro-Behavioral System



High-capacity behavior Assessment

New: SoHo™ Implantable Telemetry System



Measurement of biopotentials in small lab animals

Maximize data output while minimizing costs

Captures physiological data from freely moving animals within social groups

Implantable / External Telemetry



Includes small & large animal applications

Ponemah Data Management

Software designed for optimal data acquisition & analysis

Denotes New Products


Research & Discovery
Preclinical Safety & Toxicology
Bio-Production
Regulatory Report
Low Yield
COMPOUND CREATION
CELLULAR TESTINGS
ORGANOIDS
LARGE POPULATION
SMALL MODEL SAFETY/TOXICOLOGY
LARGE / NHP MODEL SAFETY/TOX
CLINICAL

HBio
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Cellular & Molecular Technology (CMT) Products

Research & Discovery | **Preclinical Safety & Toxicology** | **Bio-Production**

COMPOUND CREATION → CELLULAR TESTINGS → ORGANOIDS → LARGE POPULATION → (Low Yield) → SMALL MODEL SAFETY/TOXICOLOGY → LARGE / NHP MODEL SAFETY/TOX → (Regulatory Report) → CLINICAL

BTX® Electroporation / Electrofusion



Electroporation technology bridges from therapy to production

Cellular Platforms (MEA / Patchclamp)



Precision Electrophysiology

First: MeshMEA Organoid Platform



In-Vitro Electrophysiology Analysis

Reduce test time/cost, increase yield

Neuro & cardiac longitudinal studies

Perfect for New Approach Methodologies (NAMs)

Spectrophotometers



Composition analysis to support molecular testing

High Precision Syringe Pumps



Injection & perfusion applications

Amino Acid Analyzers



Protein analysis of buffers & solutions

Denotes New Products

HBio

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27 Non - GAAP Reconciliation Tables 27

28 (1) Other adjustments - cost of sales for the three months ended June 30, 2026 includes $44 thousand of Non - GAAP restructuring - relat ed charges compared to $1 thousand of Non - GAAP restructuring - related charges. Other adjustments - cost of sales for the six months ended June 30, 2026 inc ludes $45 thousand of Non - GAAP restructuring - related charges. Non - GAAP Reconciliation Table – Gross Margin Non-GAAP Gross Profit and Non-GAAP Gross Margin Amount Margin Amount Margin Amount Margin Amount Margin (in thousands) Gross profit 12,630$ 55.6% 11,533$ 56.4% 24,874$ 57.2% 23,717$ 56.2% Adjustments: Stock-based compensation expense - cost of sales 15 0.1% 31 0.2% 21 0.0% 61 0.1% Depreciation and amortization - cost of sales 195 0.9% 138 0.7% 399 0.9% 284 0.7% Other adjustments - cost of sales (1) 44 0.2% - 0.0% 45 0.1% - 0.0% Non-GAAP gross profit 12,884$ 56.7% 11,702$ 57.2% 25,339$ 58.3% 24,062$ 57.0% 2026 2025 2026 2025 Three Months Ended June 30, Six Months Ended June 30,

29 Non - GAAP Reconciliation Table – Adjusted Operating Income (1) Other operating expenses for the three months ended June 30, 2026 includes $318 thousand of restructuring - related charges compar ed to $30 thousand of restructuring - related charges and $170 thousand of employee retention tax credit fees for the three months ended June 30, 2025. Other operating expenses for the six months ended June 30, 2026 includes $553 thousand of restructuring - related charges compared to $123 thousand of restructuring - re lated charges and $341 thousand related to ERTC Fees for the six months ended June 30, 2025. (2) Other adjustments for the three months ended June 30, 2026 includes $579 thousand of Non - GAAP restructuring - related charges comp ared to $30 thousand of Non - GAAP restructuring - related charges for the three months ended June 30, 2025. Other adjustments expenses for the six months ended June 30, 2026 includes $671 thousand of Non - GAAP restructuring - related charges compared to $42 thousand of Non - GAAP restructuring - related charges for the si x months ended June 30, 2025. June 30, 2026 June 30, 2025 June 30, 2026 June 30, 2025 (978)$ (819)$ (2,152)$ (50,487)$ Stock-based compensation 380 472 637 1,072 Acquired asset amortization 820 1,162 1,640 2,322 Goodwill impairment - - - 47,951 Other operating expenses (1) 318 200 553 464 Other adjustments (2) 579 30 671 42 Adjusted operating income 1,119$ 1,045$ 1,349$ 1,364$ Operating margin (4.3%) (4.0%) (4.9%) (119.6%) Adjusted operating margin 4.9% 5.1% 3.1% 3.2% GAAP operating loss Three Months Ended Six Months Ended

Non-GAAP Reconciliation Table – Adjusted EBITDA

	Three Months Ended		Six Months Ended	
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
GAAP net loss	$ (2,910)	$ (2,282)	$ (6,334)	$ (52,622)
Stock-based compensation	380	472	637	1,072
Acquired asset amortization	820	1,162	1,640	2,322
Goodwill impairment	-	-	-	47,951
Other operating expenses (1)	318	200	553	464
Other adjustments (2)	579	30	671	42
Income taxes	190	183	716	(16)
Adjusted net loss	(623)	(235)	(2,117)	(787)
Depreciation & amortization	549	456	1,086	950
Interest and other expense, net (2) (3)	1,918	1,435	4,051	2,561
Adjusted income taxes (4)	(177)	(156)	(585)	(410)
Adjusted EBITDA	$ 1,667	$ 1,500	$ 2,435	$ 2,314
Adjusted EBITDA margin	7.3%	7.3%	5.6%	5.5%

(1) Other operating expenses for the three months ended June 30, 2026 includes $318 thousand of restructuring-related charges compared to $30 thousand of restructuring-related charges and $170 thousand of employee retention tax credit fees for the three months ended June 30, 2025. Other operating expenses for the six months ended June 30, 2026 includes $553 thousand of restructuring-related charges compared to $123 thousand of restructuring-related charges and $341 thousand related to ERTC Fees for the six months ended June 30, 2025.

(2) Other adjustments for the three months ended June 30, 2026 includes $579 thousand of Non-GAAP restructuring-related charges compared to $30 thousand of Non-GAAP restructuring-related charges for the three months ended June 30, 2025. Other adjustments expenses for the six months ended June 30, 2026 includes $671 thousand of Non-GAAP restructuring-related charges compared to $42 thousand of Non-GAAP restructuring-related charges for the six months ended June 30, 2025.

(3) Interest expense for the three months ended June 30, 2026 was $1.8 million, compared to $1.0 million for the three months ended June 30, 2025. Interest expense for the six months ended June 30, 2026 was $3.5 million, compared to $1.9 million for the six months ended June 30, 2025.

(4) Adjusted income taxes includes the tax effect of adjusting for the reconciling items using the tax rates in the jurisdictions in which the reconciling items arise.

HBio 30

31 Non - GAAP Reconciliation Tables – Adjusted EPS & Net Debt * Retroactively presented to reflect 1 - for - 10 reverse stock split effective on March 13, 2026. June 30, 2026 June 30, 2025 June 30, 2026 June 30, 2025 Diluted loss per share (GAAP) * (0.64)$ (0.52)$ (1.41)$ (11.91)$ Diluted adjusted loss per share * (0.14)$ (0.05)$ (0.47)$ (0.18)$ Weighted-average common shares: Diluted GAAP * 4,526 4,430 4,484 4,420 Diluted Adjusted * 4,526 4,430 4,484 4,420 2026 2025 Debt, including unamortized deferred financing costs 36,682$ 34,864$ Unamortized deferred financing costs 3,318 486 Cash and cash equivalents (6,503) (7,442) Net debt 33,497$ 27,908$ June 30, Three Months Ended Six Months Ended

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